Supplement to the
Fidelity's New Jersey Municipal Funds
January 29, 2008
Prospectus

Fidelity New Jersey Municipal Money Market Fund

Fidelity New Jersey AMT Tax-Free Money Market Fund

On December 3, 2008, the Board of Trustees of the funds listed above (the "Funds") approved extending the participation by each Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through April 30, 2009 (the "Program"). If a Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Fund and $1.00 per share. Participation by the Funds in the Program does not reflect a decision by any Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of record on September 19, 2008.

NJN-09-01 February 1, 2009
1.475763.130

The Program extension requires each participating fund to pay the U.S. Department of Treasury a fee equal to 0.015% (1.5 basis points) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by each fund without regard to any expense limitation currently in effect for a fund. This payment is in addition to the fee paid by each participating fund at the start of the Program in October 2008.

If the Secretary of the Treasury elects to extend the Program past April 30, 2009, the Funds will consider whether to continue to participate in the Program.

Call Fidelity with any questions regarding the Funds' participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

The following information replaces similar information for New Jersey AMT Tax-Free Money Market found under the "Principal Investment Strategies" heading in the "Investment Summary" section on page 4.

  Normally not investing in municipal securities whose interest is subject to the federal alternative minimum tax.

The following information replaces similar information for New Jersey Municipal Money Market found under the "Principal Investment Strategies" heading in the "Investment Details" section on page 11.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to New Jersey personal income tax under normal circumstances. FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The supply of and demand for municipal money market securities can vary from time to time. When FMR believes that suitable municipal money market securities are not available, or during other unusual market conditions, FMR may leave a significant portion of the fund's assets uninvested, or may invest up to 20% of the fund's assets in securities subject to state and/or federal income tax.

The following information replaces similar information for New Jersey AMT Tax-Free Money Market found under the "Principal Investment Strategies" heading in the "Investment Details" section on page 11.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to New Jersey personal income tax under normal circumstances. FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The supply of and demand for municipal money market securities can vary from time to time. When FMR believes that suitable municipal money market securities are not available, or during other unusual market conditions, FMR may leave a significant portion of the fund's assets uninvested, or may invest up to 20% of the fund's assets in securities subject to state and/or federal income tax.

The following information supplements similar information for New Jersey Municipal Income found under the "Description of Principal Security Types" heading in the "Investment Details" section on page 13.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

The following information replaces the biographical information for Mark Sommer found in the "Fund Management" section on page 32.

Jamie Pagliocco is manager of New Jersey Municipal Income Fund, which he has managed since February 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and portfolio manager.